Related Parties and Exempt Party-In-Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related Parties and Exempt Party-In-Interest Transactions	Related Parties and Exempt Party-In-Interest Transactions
Certain officers and employees of the Company, who are participants in the Plan, perform administrative services related to the operation, recordkeeping and financial reporting of the Plan. The Company, at its discretion, pays these and other administrative expenses on behalf of the Plan, however, if the Company decided to discontinue paying these expenses, the Plan would be responsible and incur these as additional administrative expenses.
AdvisorTrust is the trustee of the Plan, while Matrix Trust is the sub-custodian of the Plan’s assets. All funds are held at Matrix Trust. Matrix Trust manages the BGC Group Stock Portfolio, and the BGC Group Stock Portfolio Money Market Deposit Account. All other funds are managed by the respective fund companies via a portfolio manager. AdvisorTrust oversees the holdings and is responsible for reporting and all other custodial duties.
The BGC Group Stock Portfolio was valued at $3,721,546 and $9,948,033 as of December 31, 2025 and 2024, respectively. The net assets of the Plan invested in Matrix Trust deposit accounts was $1,016,360 and $146,536 as of December 31, 2025 and 2024, respectively. The net assets of the Plan invested in the AdvisorTrust FDIC Insured DDA money market deposit account was $11,375,641 and $10,101,242 as of December 31, 2025 and 2024, respectively.
Although these transactions qualify as party-in-interest transactions, they are exempt from the prohibited transaction rules under ERISA.